FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                               September 11, 1998
                              (Septebmer 10, 1998)




                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         Texas                            1-9645                  74-1787536
(State or other jurisdiction       (Commission File Number)     (IRS Employer
     incorporation)                                          Identification No.)

     200 Concord Plaza, Suite 600
          San Antonio, Texas                               78216
        (Address of principal                           (Zip Code)
          executive offices)

       Registrant's telephone number, including area code: (210) 822-2828






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ITEM 5.       OTHER EVENTS.

           On September 10, 1998, Clear Channel Communications, Inc., a Texas corporation (the "Company"), issued a press release announcing that the Company's Board of Directors had authorized the repurchase of up to $500 million of the Company's Common Stock over the next 12 months. Such repurchase will be effected through open market purchases pursuant to Rule 10b-18 of the Securities Exchange Act of 1934, as amended, or in privately negotiated transactions.

           Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits

                 99.1 Press Release of Clear Channel Communications, Inc. issued September 10, 1998.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CLEAR CHANNEL COMMUNICATIONS, INC.


                                    By: /S/Herbert W. Hill, Jr.
                                        Herbert W. Hill, Jr.
                                        Chief Accounting Officer

Dated:     September 11, 1998



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                                Index To Exhibits

99.1 Press Release of Clear Channel Communications, Inc. issued September 10, 1998.